IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated April 20, 2018

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”)

for the iShares MSCI China A ETF (CNYA) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The changes as disclosed in a supplement dated February 16, 2018 that were scheduled to take effect for the Fund on or around April 19, 2018 will now take effect on or around April 26, 2018.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-CNYA-0418

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE